Exhibit 99.1

McEwen Copper

Los Azules Progress Report #4

Long intercepts with good grades

222.0 m of 0.95% Cu including 44.0 m of 1.38% Cu (AZ22158)

238.0 m of 0.58% Cu including 10.0 m of 1.10% Cu (AZ22161)

194.0 m of 0.56% Cu including 8.0 m of 1.04% Cu (AZ22163)

TORONTO, August 4, 2022 - McEwen Copper Inc., a subsidiary of McEwen Mining Inc. (NYSE: MUX) (TSX: MUX), is pleased to report the latest assay results from its Los Azules project, which continues to deliver long intercepts of good grades.

The drill program underway has three important objectives:

•	Improve confidence in the resource by converting Inferred mineral resources to the Indicated category;

•	Accelerate project advancement with metallurgical, hydrological and geotechnical drilling and

•	Test the limits of the depth extension of the higher-grade mineralization.

Results from this drilling program will be used to update the 2017 Los Azules PEA (Preliminary Economic Assessment). The updated version will be released in Q1, 2023.

The 2017 PEA was calculated using prices of $3/lb copper, $1,300/oz gold and $17/oz silver price. It projected robust economics, driven by large operating margins, large annual production, a short payback period and long mine life (link to the report: http://www.mcewenmining.com/files/technical_reports/los_azules/LosAzulesPEA_Rev0_20171016.pdf). Drilling has halted for the winter and will resume in October when spring arrives in Argentina.

Earlier this year, Mining Intelligence ranked Los Azules as one of the world’s top five largest undeveloped porphyry copper deposits that is not already owned by a major mining company.

The opportunity to expand the deposit at depth remains open for further testing. While the median depth of drill holes within the Los Azules resource database is 175 meters (m), it is not uncommon for porphyry copper mineralization to extend well beyond a kilometer or more of depth. Numerous drill holes have encountered strong copper grades below the 2017 PEA pit bottom. Only three holes have been drilled to a depth of a kilometer and all encountered mineralization.

The highest-grade mineral domains at Los Azules are clearly the hydrothermal and magmatic breccias and late-stage quartz veins which can extend kilometres to depth. There are numerous examples of such deposits in Argentina and Chile. The most recent is Filo Mining’s spectacular assay results of earlier this year. The Filo deposit is 300 kilometres north of Los Azules, also in the San Juan province, Argentina.

The deepest occurrence of a breccia at Los Azules is at a hole depth of some 810 m in drill hole AZ1299 and deepest occurrence of late-stage quartz veins is found at 990 m down the same hole.

A dedicated exploration program associated with higher grade domains at Los Azules has not yet been conducted. Most holes drilled to date are vertical and intersect the breccias at very low angles. Improving our understanding of the nature and distribution of the highest-grade mineral zones at Los Azules is a priority for the upcoming drilling seasons.

The most recent drill results are presented below in the cross-section Figures 1 to 4. These display the current inclined and historic vertical holes, with histograms of total copper content along their length, overlayed on a simplified interpretation of overburden, leached, enriched and primary mineral zones, and the 30-year pit shell (shown by green line), as defined by the 2017 PEA.

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Section 30-30', shown in Figure 1, includes hole AZ22158, with an attractive intercept of 222.0 m grading 0.95% Cu, and including an interval of 44.0 m grading 1.38% Cu. Partial results were reported in the Los Azules Progress Report #3 published on June 23, 2022. Hole AZ22166 was stopped at the arrival of winter and will be completed in spring.

Figure 1 – Cross-section 30-30’

Section 36-36’, shown in Figure 2, received eight new drill holes during the recent campaign. The final intercept reported was hole AZ22162, which targeted the gap between hole AZ22138 (522.1 m grading 0.42% Cu) and AZ22139.

Hole AZ22162 returned 348.0 m grading 0.28% Cu, while also ending in enriched mineralization. It appears to correlate well with historic hole AZ0838 (188.3 m grading 0.27% Cu).

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Figure 2 – Cross-section 36-36’

36
36'
330
340
350
AZ22140
AZ0838*
30 year pit
(2017 PEA)
LA0403*
AZ22139
0.28%Cu
348m
AZ22143
AZ22162
AZ0833*
AZ0836*
AZ22144
AZ22142
AZ22137A
AZ22138
3000 Elev
Mineral Zone
Overburden
Leached zone
Enriched
Primary zone
Cu % (Assays %)
0-0.01%
0-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.30%
0.3-0.5%
0.5-1%
>1%
0
200m
Section 36 Looking NW
AZ1297*
* Historic pre-2022 hole

Cross Section 44-44' shown in Figure 3 presents hole AZ22163 (194.0 m grading 0.56% Cu). AZ22163 includes 8.0 m of high-grade 1.04% Cu and supports 146.0 m of high-grade 1.10% Cu reported in historic hole AZ0620. Hole AZ22167 (80.4 m grading 0.21% Cu) results are as expected and similar to the historic hole LA0402.

Figure 3 - Cross-section 44-44’

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Cross-section 48-48' shown in Figure 4, profiles three new holes. Hole AZ22149 (296.4 m grading 0.55% Cu including 54 m of 1.38% Cu), drilled just west of the center of the section, was released in our June 23 exploration update. Hole AZ22161, drilled east of the center of the section, with 238.0 m grading 0.58% Cu and including 10 m of 1.10% Cu, supports historic intercepts in adjacent holes AZ1060A (221.0 m grading 0.53% Cu) and AZ18136 (194.0 m grading 0.43% Cu), all below the 30-year pit shell, indicating significant potential for mineralization at depth.

Holes AZ22147 and AZ22165 were drilled off the west and east flanks to delimit margins of the deposit and did not encounter significant mineralization.

Figure 4 - Cross-section 48-48’

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Figure 5 - Locations of the cross-sections on the plan of the deposit

The Los Azules deposit is sequentially sub-divided into 50 m cross sections beginning at the southeast end of the deposit and progressing to the northwest. Section 36-36’ is approximately the mid-section of the deposit. As a matter of cross-referencing results presented in the Los Azules Progress Report #3 published on June 23, 2022, note that Section 36-36’ was previously identified as Section A-A’ and Section 48-48’ as Section C-C’. Section 40-40’ identifies with Section B-B’ and was not included in this release as no new results have been added there.

Drilling resumes in October, and the plan is to complete 45,500 m.

Link to Drilling Results and Hole Collar Locations and Lengths for January to May 2022 at Los Azules: https://www.mcewenmining.com/files/doc_news/archive/2022/202208_LosAzules/2022_08_Los_Azules_Update_4.xlsx (alternatively see Tables 1 and 2 at the end of this press release).

Technical Information

The technical content of this news release has been reviewed and approved by Stephen McGibbon, P.Geo, SVP Exploration of McEwen Mining and a Qualified Person as defined by NI 43-101.

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All samples were collected in accordance with generally accepted industry standards. Drill core samples usually taken at 2 m intervals are split and submitted to Alex Stewart International laboratory in Mendoza, Argentina for the following assays: gold determination using fire assay fusion and an atomic absorption spectroscopy finish (Au4-30); a 39 multi-element suite using ICP-OES analysis (ICP-AR 39); copper content determination using a sequential copper analysis (Cu-Sequential). An additional 19-element analysis (ICP-ORE) was performed for samples with high sulfide content.

The Company carries out a Quality Assurance / Quality Control program consistent with NI 43-101 and industry best practices utilising a combination of standards and blanks approximately one in every 25 samples. Results are monitored as the final certificates are received and any re-assay requests are sent back immediately. Pulp and prep duplicate sample analyses are also taken as part of the QAQC process. Approximately 5% of sample pulps are sent to a secondary laboratory for check assays. In addition, the assay lab performs its own internal QAQC checks with results available in the certificates for review by the Company.

Table 1 – Drill Results January-May 2022 at Los Azules

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ22137A	36	Total	133.0	557.3	424.3	0.47	0.027	0.008
incl		Enriched	133.0	342.0	209.0	0.49	0.028	0.016
and		Primary	342.0	557.3	215.3	0.44	0.026	0.001	incl. 8m of 1.00% Cu in Primary
AZ22138	36	Total	138.0	660.1	522.1	0.42	0.064	1.883
incl		Enriched	138.0	348.0	210.0	0.60	0.064	2.180	incl. 28m of 0.87% Cu in Enriched
and		Primary	348.0	660.1	312.1	0.30	0.065	1.683
AZ22139	36	Total	114.5	282.6	168.2	0.08	0.060	1.447
incl		Enriched	206.5	282.6	76.1	0.12	0.032	1.164
AZ22140	36	Total	117.4	342.8	225.4	0.16	0.030	1.117
incl		Enriched	117.4	314.0	196.6	0.16	0.032	1.173
and		Primary	314.0	342.8	28.8	0.16	0.019	0.732
AZ22141	40	Total	183.1	551.0	367.9	0.50	0.069	1.535
incl		Enriched	183.1	360.0	176.9	0.50	0.044	1.437
and		Primary	360.0	551.0	191.0	0.50	0.092	1.625
AZ22142	36	Total	92.0	511.1	419.1	0.79	0.152	3.508	incl 32m of 1.11% Cu &
incl		Enriched	92.0	278.0	186.0	0.93	0.095	3.544	104m of 1.00% Cu in Enriched
and		Primary	278.0	511.1	233.1	0.67	0.198	3.479	46m of 1.59% Cu in Primary
AZ22143	36	Total	92.5	403.0	310.5	0.20	0.015	0.880
incl		Enriched	92.5	266.0	173.5	0.22	0.016	0.985
and		Primary	266.0	403.0	137.0	0.18	0.014	0.747
AZ22144	36	Total	58.0	506.6	448.6	0.30	0.02	0.84
incl		Enriched	58.0	204.0	146.0	0.31	0.01	0.52
and		Primary	204.0	506.6	302.6	0.29	0.02	1.00	incl 104.6m of 0.48% Cu
AZ22145	40	Total	76.0	257.0	181.0	0.18	0.02	1.90
incl		Enriched	76.0	194.0	118.0	0.16	0.03	2.25
and		Primary	194.0	257.0	63.0	0.21	0.01	1.26
AZ22146	40	Total	91.0	421.5	330.5	0.83	0.11	2.30
incl		Enriched	91.0	394.0	303.0	0.86	0.11	2.26	incl 103.4m of 1.31% Cu
and		Primary	394.0	421.5	27.5	0.50	0.10	2.76
AZ22147	48	Total	60.0	240.8	180.8	0.03	0.02	0.50
incl		Enriched	60.0	67.0	7.0	0.10	0.08	1.27
AZ22148	40	Total	76.0	315.0	239.0	0.26	0.02	1.01
incl		Enriched	76.0	212.0	136.0	0.33	0.02	0.85
and		Primary	212.0	315.0	103.0	0.16	0.02	1.23

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Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ22149	48	Total	131.6	428.0	296.4	0.55	0.04	1.62
incl		Enriched	131.6	278.0	146.4	0.34	0.02	0.32
and		Primary	278.0	428.0	150.0	0.76	0.06	2.91	incl 54m of 1.38% Cu from 376m
AZ22150	44	Total	78.0	257.4	179.4	0.14	0.01	0.53
incl		Enriched	78.0	126.0	48.0	0.04	0.01	0.25
and		Primary	126.0	257.4	131.4	0.17	0.01	0.63
AZ22158	30	Enriched	72.0	294.0	222.0	0.95	0.09	1.57	incl 44m of 1.38% Cu from 144m
and		Primary	294.0	300.0	6.0	0.34	0.05	0.43
AZ22161	48	Enriched	116.0	354.0	238.0	0.58	0.07	1.19	incl 10m of 1.10% Cu from 156m
AZ22162	36	Enriched	102.0	450.0	348.0	0.28	0.40	1.13	incl 2m of 0.86% Cu from 232m
AZ22163	44	Enriched	92.0	286.0	194.0	0.56	0.04	0.68	incl 8m of 1.04% Cu from 98m
AZ22164	38	Leached	18.0	242.0	224.0	0.04	0.02	1.32
AZ22165	48	Leached	24.5	200.0	175.5	0.04	0.04	1.27
AZ22166	30	Enriched	82.7	199.6	116.9	0.13	0.02	0.81	incl 53.6m of 0.25% Cu from 146m
AZ22167	44	Enriched	72	152.4	80.4	0.21	0.02	0.78	incl 54.4m of 0.25% Cu from 98m

Table 2 - Hole Collar Locations and Lengths for January-May 2022 Drill Results at Los Azules

HOLE-ID	Azimuth	Dip	Length	Loc X	Loc Y	Loc Z
AZ22137A	250	-70	557.3	2383289	6559336	3667
AZ22138	250	-78	660.1	2383569	6559450	3676
AZ22139	70	-79	282.6	2383725	6559494	3719
AZ22140	160	-76	342.8	2383687	6559463	3701
AZ22141	250	-78	551.0	2383530	6559636	3669
AZ22142	70	-65	511.1	2383286	6559334	3667
AZ22143	250	-70	403.0	2382768	6559131	3723
AZ22144	250	-70	506.6	2382889	6559204	3688
AZ22145	250	-73	257.0	2382912	6559411	3628
AZ22146	250	-75	422.0	2383406	6559591	3644
AZ22147	250	-68	241.0	2382558	6559708	3642
AZ22148	250	-75	315.0	2383106	6559482	3647
AZ22149	70	-77	428.0	2382879	6559875	3618
AZ22150	70	-82	257.4	2382670	6559536	3661
AZ22158	250	-65	300.0	2383561	6559115	3627
AZ22161	250	-81	354.0	2383575	6559120	3658
AZ22162	250	-70	450.0	2383442	6560030	3641
AZ22163	73	-70	286.0	2383725	6559494	3719
AZ22164	70	-68	242.0	2383429	6559812	3648
AZ22165	70	-71	200.0	2383733	6559603	3726
AZ22166	250	-70	199.6	2383652	6560106	3672
AZ22167	70	-80	152.4	2383727	6559175	3675

Coordinates listed in Table 2 based on Gauss Kruger - Campo Inchauspe Zone 2

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WEBSITE

www.mcewenmining.com

CONTACT INFORMATION

150 King Street West

Suite 2800, P.O. Box 24

Toronto, ON, Canada

M5H 1J9

Investor Relations:

(866)-441-0690 Toll-Free

(647)-258-0395

Mihaela Iancu ext. 320

info@mcewenmining.com

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